UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2023

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 – 740 McCurdy Road, Kelowna, BC Canada		V1X 2P7
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 9, 2023 at 1:00 p.m. (Pacific Time), the Company held its annual shareholder meeting (the “Meeting”). There were 3,372,024 shares of the Company represented in person or by proxy at the Meeting, constituting 56.3% of the Company’s issued share capital as at March 13, 2023, being the record date of the Meeting. The matters voted upon at the Meeting and the final voting results are set forth below:

Matter Being Voted On	For	Against/ Withheld	Abstain	Broker Non-Vote	Percent Approved By1
To Elect Chris Bunka as a director	2,141,964	77,489		1,152,571	96.5%
To Elect John Docherty as a director	2,137,546	81,907		1,152,571	96.3%
To Elect Nicholas Baxter as a director	1,648,288	571,165		1,152,571	74.3%
To Elect Ted McKechnie as a director	2,123,869	95,584		1,152,571	95.7%
To Elect Albert Reese Jr. as a director	2,134,837	84,683		1,152,504	96.2%
To Elect Dr. Catherine Turkel as a director	2,165,426	54,027		1,152,571	97.6%
To Appoint Malone Bailey LLP as Auditors	3,249,199	105,067	17,758		96.4%
To Approve the Stock Option Repricing	1,529,271	677,686	12,429	1,152,638	68.9%
To Approve the Amendment to the Maxim Number of Shares Issuable pursuant to the Incentive Equity Plan	1,965,779	249,519	4,155	1,152,571	88.6%
To Approve the Addition of an Evergreen Formula to the Incentive Equity Plan	1,400,723	709,940	108,790	1,152,571	63.1%
To Ratify the lawful actions of the directors for the past year	2,005,926	156,382	57,145	1,152,571	90.4%

1 Percentage is calculated based on abstained votes being counted as a vote against the resolution.

All of the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 22, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: May 10, 2023

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